Exhibit 10.21

SECOND AMENDMENT

TO

OMNIBUS LEASE RESOLUTION AGREEMENT

THIS SECOND AMENDMENT TO OMNIBUS LEASE RESOLUTION AGREEMENT (this “Amendment”) is made as of February 5, 2009, by and among (i) PREMIER GOLF MANAGEMENT, INC., a Delaware corporation (“PGMI”), (ii) JOE R. MUNSCH, an individual (“Munsch”), (iii) those entities set forth on Exhibit A attached to this Amendment (each individually, a “Landlord” and, collectively, the “Landlords”), (iv) CNL INCOME PARTNERS, LP, a Delaware limited partnership (“CNL” and, collectively with the Landlords, the “CNL Parties”), and (v) and EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership (“Tenant” and, collectively, with PGMI and Munsch, the “PGMI Parties”) (PGMI, Munsch, each Landlord, CNL and Tenant, individually, a “Party” and, collectively, the “Parties”).

R E C I T A L S

WHEREAS, the Parties entered into that certain Omnibus Lease Resolution Agreement dated as of October 29, 2008, as amended by that certain First Amendment to Omnibus Lease Resolution Agreement (the “First Amendment to Omnibus”) dated as of December 30, 2008 (collectively, the “Omnibus Agreement); and

WHEREAS, the Parties desire to enter into this Amendment for the purpose of memorializing and confirming their understandings and agreements relative to amendments and modifications to the terms and provisions in the Omnibus Agreement; and

WHEREAS, all defined terms used in this Amendment, as indicated by the initial capitalization thereof, shall, unless otherwise expressly defined herein, have the same meaning ascribed thereto in the Omnibus Agreement or the Leases, as applicable.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. February 2009 and March 2009 Rent Deferrals. The following shall be added as a new Section 3(d) to the Omnibus Agreement:

“(d) Subject to receipt of the written consent of the Lenders, Landlords agree to defer payment of aggregate Minimum Rent due and payable under the Leases for the month of (i) February 2009 in the amount of $3,231,670.99 (the “February 2009 Rent Deferral”), and (ii) the month of March 2009 in the amount of $3,231,670.99 (the “March 2009 Rent Deferral”). The entire amount of each of the February 2009 Rent Deferral and the March 2009 Rent Deferral shall be due and payable monthly, on a straight-line basis, during subsequent Lease Years to be mutually agreed-upon between Landlords and Tenant, as additional Minimum Rent, together with the Minimum Rent then due and payable under the Leases. The February 2009 Rent Deferral and the March 2009 Rent Deferral shall not be construed or deemed in any manner whatsoever to constitute a concession or forgiveness of Rent by Landlords in favor of Tenant under the Leases. The February 2009 Rent Deferral and the March 2009 Rent Deferral shall not, and do not, constitute a waiver of any rights or remedies of Landlords to fully enforce the terms and conditions of any of the Leases, and all terms and provisions of, and rights and remedies of Landlords under, the Leases hereby remain in full force and effect.”

2. January 2009 Rent Deferral. The “$2,266,855.82” amount set forth in Section 2 of the First Amendment to Omnibus as the amount of aggregate January 2009 Minimum Rent deferred by the Landlords is hereby amended to read “$3,230,707.48.”

3. Ratification. The terms and provisions in the Omnibus Agreement are deemed amended if and to the extent inconsistent with the terms and provisions in this Amendment. Otherwise, the terms and provisions in the Omnibus Agreement are hereby ratified and confirmed by the Parties.

4. Binding Effect. This Amendment shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

5. No Other Amendment. Except as modified herein, all other terms and conditions of the Omnibus Agreement shall continue in full force and effect.

6. Execution of Amendment. A Party may deliver executed signature pages to this Amendment by facsimile or electronic transmission to the other Party, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties hereto had signed the same signature page.

Signatures appear on following page.

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed and delivered in its name by a duly authorized officer as of the date first set forth above.

PGMI PARTIES

PGMI:	PREMIER GOLF MANAGEMENT, INC.,
a Delaware corporation

/s/ Joe R. Munsch
	Name:	Joe R. Munsch
	Title:	President

MUNSCH:	/s/ Joe R. Munsch
JOE R. MUNSCH, individual

TENANT:	EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership

	By:	PREMIER GOLF EAGL GP, L.L.C.,
a Delaware limited liability company, General Partner

	By:	/s/ Joe R. Munsch
	Name:	Joe R. Munsch
	Title:	President

CNL PARTIES

LANDLORDS:	CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL LEASEHOLD GOLF, LLC, a Delaware limited liability company

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL INCOME EAGL MEADOWLARK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CANYON SPRINGS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME FOSSIL CREEK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME PLANTATION, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CLEAR CREEK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME LAKE PARK, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME MANSFIELD, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME MESA DEL SOL, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME LAKERIDGE, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME ROYAL MEADOWS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME PAINTED HILLS, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME FOX MEADOW, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME WEYMOUTH, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

CNL INCOME SIGNATURE OF SOLON, LLC, a Delaware limited liability company

By:	/s/ Amy Sinelli
Name:	Amy Sinelli
Title:	Senior Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

	By:	GRAPEVINE GOLF, L.L.C.,
a Delaware limited liability company,
General Partner

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

CNL:	CNL INCOME PARTNERS, LP,
a Delaware limited partnership

	By:	CNL INCOME GP CORP.,
a Delaware corporation

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	Senior Vice President

EXHIBIT A

LANDLORDS

1.	CNL Income Canyon Springs, LLC, a Delaware limited liability company

2.	CNL Income Cinco Ranch, LLC, a Delaware limited liability company

3.	CNL Income Fossil Creek, LLC, a Delaware limited liability company

4.	CNL Income Plantation, LLC, a Delaware limited liability company

5.	CNL Income Clear Creek, LLC, a Delaware limited liability company

6.	CNL Income Lake Park, LLC, a Delaware limited liability company

7.	CNL Income Mansfield, LLC, a Delaware limited liability company

8.	CNL Income Mesa Del Sol, LLC, a Delaware limited liability company

9.	CNL Income Lakeridge, LLC, a Delaware limited liability company

10.	CNL Income Royal Meadows, LLC, a Delaware limited liability company

11.	CNL Income Painted Hills, LLC, a Delaware limited liability company

12.	CNL Income Fox Meadow, LLC, a Delaware limited liability company

13.	CNL Income Weymouth, LLC, a Delaware limited liability company

14.	CNL Income Signature of Solon, LLC, a Delaware limited liability company

15.	Grapevine Golf Club, LP, a Delaware limited partnership

16.	CNL Income EAGL Southwest Golf, LLC, a Delaware limited liability company

17.	CNL Income EAGL West Golf, LLC, a Delaware limited liability company

18.	CNL Income EAGL North Golf, LLC, a Delaware limited liability company

19.	CNL Income EAGL Midwest Golf, LLC, a Delaware limited liability company

20.	CNL Income EAGL Mideast Golf, LLC, a Delaware limited liability company

21.	CNL Income EAGL Leasehold Golf, LLC, a Delaware limited liability company

22.	CNL Income EAGL Meadowlark, LLC, a Delaware limited liability company

23.	CNL Income EAGL Las Vegas, LLC, a Delaware limited liability company